Form 4: Joint Filer Information

Exhibit 99

Name:
Chancellor V, L.P.

Address:
1166 Avenue of the Americas

New York, New York 10036

Designated Filer:
INVESCO Private Capital, Inc.

Issuer & Ticker Symbol:
SigmaTel, Inc. (SGTL)

Date of Event
Requiring Statement:

09/24/03

Signature
By:/s/ Esfandiar Lohrasbpour
Name: Esfandiar Lohrasbpour
Title:

Name:
Chancellor V-A, L.P.

Address:
1166 Avenue of the Americas

New York, New York 10036

Designated Filer:
INVESCO Private Capital, Inc.

Issuer & Ticker Symbol:
SigmaTel, Inc. (SGTL)

Date of Event
Requiring Statement:

09/24/03

Signature
By:/s/ Esfandiar Lohrasbpour
Name: Esfandiar Lohrasbpour
Title:

Name:
Citiventure 2000, L.P.

Address:
1166 Avenue of the Americas

New York, New York 10036

Designated Filer:
INVESCO Private Capital, Inc.

Issuer & Ticker Symbol:
SigmaTel, Inc. (SGTL)

Date of Event
Requiring Statement:

09/24/03

Signature
By:/s/ Esfandiar Lohrasbpour
Name: Esfandiar Lohrasbpour
Title:

Name:
IPC Direct Associates V, LLC

Address:
1166 Avenue of the Americas

New York, New York 10036

Designated Filer:
INVESCO Private Capital, Inc.

Issuer & Ticker Symbol:
SigmaTel, Inc. (SGTL)

Date of Event
Requiring Statement:

09/24/03

Signature
By:/s/ Esfandiar Lohrasbpour
Name: Esfandiar Lohrasbpour
Title: